EXHIBIT 99.4

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following Unaudited Pro Forma Combined Financial Information is based on the historical financial statements of the Company and Dendron, and has been prepared to illustrate the effect of the acquisition of Dendron.

In this Unaudited Pro Forma Combined Financial Information certain Euro amounts have been translated into United States dollars at the rate of €1.0123 to the dollar. Such translations should not be construed as representations that the Euro amounts represent, or have been or could be converted into, United State dollars at that or any other rate.

The Unaudited Pro Forma Combined Balance Sheets at December 31, 2001 and September 20, 2002 give effect to the acquisition of Dendron as if it had occurred on those respective dates, and were prepared based upon the balance sheets of the Company and Dendron as of such respective dates.

The Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2001 and the nine months ended September 30, 2002 give effect to the acquisition of Dendron as if it had occurred on January 1, 2001 and 2002, respectively. The Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2001 and for the nine months ended September 30, 2002 were prepared based upon the statements of operations of the Company and Dendron for such respective periods.

The Unaudited Pro Forma Combined Financial Information is based on certain assumptions and adjustments described in the notes to the Unaudited Pro Forma Combined Financial Information included in this proxy statement and should be read in conjunction with the historical financial statements and accompanying disclosures contained in the December 31, 2001 consolidated financial statements and notes thereto of the Company, as they appear in the Company’s December 31, 2001 Form 10-KSB and September 30, 2002 Form 10-QSB, and Dendron’s December 31, 2001 and September 30, 2002 financial statements which appear elsewhere in this proxy statement.

The Unaudited Pro Forma Combined Financial Information presented below does not reflect future events that may occur. The Company believes that operating expense synergies between the Company and Dendron may be realized in the future. However, for purposes of the Unaudited Pro Forma Combined Financial Information presented below, these synergies have not been reflected because there can be no assurances that such synergies, if any, will be achieved.

As a result of these assumptions, estimates and uncertainties, the accompanying Unaudited Pro Forma Combined Financial Information does not purport to describe the actual financial condition or results of operations that would have been achieved had the acquisition in fact occurred on the dates indicated, nor does it purport to predict the Company’s future financial condition or results of operations.

MICRO THERAPEUTICS, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of December 31, 2001
In U.S. Dollars

	Micro Therapeutics Historical	Dendron Historical	Combined	Adjustments		Pro Forma
ASSETS
Current Assets
Cash	$36,974,206	$31	$36,974,237	$(28,098,790	)(a)	$8,875,447
Accounts receivable	1,087,181	211,461	1,298,642			1,298,642
Inventories	2,550,065	500,136	3,050,201			3,050,201
Prepaid expenses and other current assets	411,142	297,100	708,242			708,242

Total current assets	41,022,594	1,008,728	42,031,322	(28,098,790)		13,932,532

Non-Current Assets
Property and equipment	1,589,181	134,470	1,723,651			1,723,651
Patents, licenses and technology	1,817,253		1,817,253	10,100,000	(a)	11,917,253
Goodwill	—	—	—	13,328,112	(a)	13,328,112
Other assets	42,110	—	42,110			42,110

Total non-current assets	3,448,544	134,470	3,583,014	23,428,112		27,011,126

TOTAL ASSETS	$44,471,138	$1,143,198	$45,614,336	$(4,670,678)		$40,943,658

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIENCY)
Current Liabilities
Accounts payable	$938,201	$165,979	$1,104,180			$1,104,180
Overdraft facilities	—	361,402	361,402	$(361,402	)(a)	—
Current portion of long-term debt	—	601,662	601,662	(601,662	)(a)	—
Accrued salaries and benefits	1,107,293	63,625	1,170,918			1,170,918
Accrued liabilities	5,584,564	524,502	6,109,066			6,109,066
Deferred revenue and other liabilities	100,005	18,414	118,419			118,419

Total current liabilities	7,730,063	1,735,584	9,465,647	(963,064)		8,502,583

Non-current liabilities
Long-term debt	—	1,262,482	1,262,482	(1,262,482	)(a)	—
Deferred revenue and other liabilities	575,002	59,274	634,276	(59,274	)(a)	575,002

Total non-current liabilities	575,002	1,321,756	1,896,758	(1,321,756)		575,002

TOTAL LIABILITIES	8,305,065	3,057,340	11,362,405	(2,284,820)		9,077,585

SHAREHOLDERS’ EQUITY (DEFICIENCY)
Capital stock	20,194	677,698	697,892	(677,698	)(a)	20,194
Additional paid in capital	109,763,742	2,754,442	112,518,184	(2,754,442	)(a)	109,763,742
Receivables from shareholders	(384,575)	(158,876)	(543,451)	158,876	(a)	(384,575)
Accumulated deficit	(73,233,288)	(5,187,407)	(78,420,695)	887,407	(a)	(77,533,288)

Total shareholders’ equity (deficiency)	36,166,073	(1,914,143)	34,251,930	(2,385,857	)(a)	31,866,073

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIENCY)	$44,471,138	$1,143,197	$45,614,335	$(4,670,677)		$40,943,658

See notes to unaudited pro forma combined financial statements.

MICRO THERAPEUTICS, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of September 30, 2002
In U.S. Dollars

	Micro Therapeutics Historical	Dendron Historical	Combined	Adjustments		Pro Forma
ASSETS
Current Assets
Cash	$28,228,943	$2,159	$28,231,102	$(28,098,790	)(a)	$132,312
Accounts receivable	2,912,786	541,594	3,454,380			3,454,380
Inventories	3,224,271	537,056	3,761,327			3,761,327
Prepaid expenses and other current assets	2,973,070	173,022	3,146,092	(28,844	)(a)	3,117,248

Total current assets	37,339,070	1,253,831	38,592,901	(28,127,634)		10,465,267

Non-Current Assets
Property and equipment	1,458,709	610,452	2,069,161			2,069,161
Patents, licenses and technology	2,006,777	—	2,006,777	10,100,000	(a)	12,106,777
Goodwill	—	—	—	12,959,965	(a)	12,959,965
Other assets	683,642	20,421	704,063			704,063

Total non-current assets	4,149,128	630,873	4,780,001	23,059,965		27,839,966

TOTAL ASSETS	$41,488,198	$1,884,704	$43,372,902	$(5,067,669)		$38,305,233

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIENCY)
Current Liabilities
Accounts payable	$1,030,230	$640,209	$1,670,439	$(223,491	)(a)	$1,446,948
Overdraft facilities	—	711,937	711,937	(711,937	)(a)	—
Partnership obligation	—	1,481,847	1,481,847	(1,481,847	)(a)	—
Current portion of long-term debt	—	516,583	516,583	(516,583	)(a)	—
Accrued salaries and benefits	1,557,603	37,943	1,595,546			1,595,546
Accrued liabilities	2,259,192	1,037,095	3,296,287	(395,159	)(a)	2,901,128
Deferred revenue and other liabilities	100,005	20,438	120,443			120,443

Total current liabilities	4,947,030	4,446,052	9,393,082	(3,329,017)		6,064,065

Non-current liabilities
Long-term debt	—	909,187	909,187	(909,187	)(a)	—
Deferred revenue and other liabilities	500,002	59,274	559,276	(59,274	)(a)	500,002

Total non-current liabilities	500,002	968,461	1,468,463	(968,461)		500,002

TOTAL LIABILITIES	5,447,032	5,414,513	10,861,545	(4,297,478)		6,564,067

SHAREHOLDERS’ EQUITY (DEFICIENCY)
Capital stock	24,440	677,698	702,138	(677,698	)(a)	24,440
Additional paid in capital	119,025,929	2,754,442	121,780,371	(2,754,442	)(a)	119,025,929
Receivables from shareholders	(384,575)	—	(384,575)			(384,575)
Accumulated deficit	(82,624,628)	(6,961,949)	(89,586,577)	2,661,949	(a)	(86,924,628)

Total shareholders’ equity (deficiency)	36,041,166	(3,529,809)	32,511,357	(770,191)		31,741,166

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIENCY)	$41,488,198	$1,884,704	$43,372,902	$(5,067,669)		$38,305,233

See notes to unaudited pro forma combined financial information.

MICRO THERAPEUTICS, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Year Ended December 31, 2001
In U.S. Dollars

	Micro Therapeutics Historical	Dendron Historical	Combined	Adjustments		Pro Forma
Net sales	$8,763,509	$2,040,309	$10,803,818			$10,803,818
Cost of sales	4,371,171	1,196,168	5,567,339			5,567,339

Gross margin	4,392,338	844,141	5,236,479			5,236,479

Costs and expenses
Research and development, clinical and regulatory	10,061,307	664,618	10,725,925	$1,010,000	(b)	11,735,925
Selling, general and administrative	8,977,469	1,851,193	10,828,662	(59,274	)(d)	10,769,388
Distribution amendment and termination	5,206,000	—	5,206,000			5,206,000
Other operating (income) expense		(3,579)	(3,579)			(3,579)

Total costs and expenses	24,244,776	2,512,232	26,757,008	950,726		27,707,734

Loss from operations	(19,852,438)	(1,668,091)	(21,520,529)	(950,726)		(22,471,255)
Other income (expense)
Interest income	736,872		736,872			736,872
Interest expense	(798,935)	(207,676)	(1,006,611)	207,676	(c)	(798,935)
Other income, net	826		826			826

Total other income (expense)	(61,237)	(207,676)	(268,913)	207,676		(61,237)

Loss before provision for income taxes and extraordinary item	(19,913,675)	(1,875,767)	(21,789,442)	(743,050)		(22,532,492)
Provision for income taxes	800	—	800			800

Loss before extraordinary item	(19,914,475)	(1,875,767)	(21,790,242)	(743,050)		(22,533,292)
Extraordinary loss on early extinguishment of debt	(716,380)	—	(716,380)			(716,380)

Net loss	$(20,630,855)	$(1,875,767)	$(22,506,622)	$(743,050	)(e)	$(23,249,672)

See notes to unaudited pro forma combined financial information.

MICRO THERAPEUTICS, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
Nine-Month Period Ended September 30, 2002
In U.S. Dollars

	Micro Therapeutics Historical	Dendron Historical	Combined	Adjustments		Pro Forma
Net sales	$8,922,636	$1,877,486	$10,800,122			$10,800,122
Cost of sales	3,927,201	919,449	4,846,650			4,846,650

Gross margin	4,995,435	958,037	5,953,472			5,953,472

Costs and expenses
Research and development, clinical and regulatory	9,139,041	677,285	9,816,326	$757,500	(b)	10,573,826
Selling, general and administrative	13,151,947	1,517,229	14,669,176	(53,406	)(d)	14,615,770
Other operating (income) expense		33,682	33,682			33,682

Total costs and expenses	22,290,988	2,228,196	24,519,184	704,094		25,223,278

Loss from operations	(17,295,553)	(1,270,159)	(18,565,712)	(704,094)		(19,269,806)
Other income (expense)
Interest income	384,091		384,091			384,091
Interest expense	(4,530)	(504,383)	(508,913)	504,383	(c)	(4,530)
Gain on sale of investment	7,385,812		7,385,812			7,385,812
Foreign currency transaction gain	141,303		141,303			141,303

Total other income (expense)	7,906,676	(504,383)	7,402,293	504,383		7,906,676

Loss before provision for income taxes	(9,388,877)	(1,774,542)	(11,163,419)	(199,711)		(11,363,130)
Provision for income taxes	2,463	—	2,463			2,463

Net loss	$(9,391,340)	$(1,774,542)	$(11,165,882)	$(199,711	)(e)	$(11,365,593)

See notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The adjustments to arrive at the unaudited pro forma combined financial information are as follows:

(a)
To reflect the acquisition of Dendron for cash, the concurrent repayment of certain of Dendron’s obligations, which repayments were conditions for closing of the acquisition, and estimated purchase price allocations.

(b)	To record the amortization of acquired technology.

(c)	To eliminate interest expense related to Dendron obligations that were repaid concurrent with the acquisition.

(d)	To eliminate an expense related to services that were terminated concurrent with the acquisition.

(e)	Excludes a charge of approximately $4.3 million related to in-process research and development.